Exhibit 99.1

Information is unaudited, estimated and subject to change. WWW.ANNALY.COM CHIMERAREIT.COM Supplemental Financial Information as of December 2013

Information is unaudited, estimated and subject to change. Disclaimer This material is not intended to be exhaustive, is preliminary in nature and may be subject to change. In addition, much of the information contained herein is based on various assumptions (some of which are beyond the control of Chimera Investment Corporation, the “Company”) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “projected,” “will” or similar expressions, or variations on those terms or the negative of those terms. The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors, including the impact of the transition to a new independent registered public accounting firm and the Company’s ability to timely complete the process necessary to file its quarterly and annual reports for the quarters and year subsequent to September 30, 2013. Furthermore, none of the financial information contained in this material has been audited or approved by the Company’s independent registered public accounting firm.

Information is unaudited, estimated and subject to change. Chimera GAAP Asset Allocation: Quarter Over Quarter Comparison (1)The cash balance includes net trade date receivables. (2)Consists of RMBS and loans transferred to variable interest entities which are consolidated under GAAP December 31, 2013 September 30, 2013 Total Portfolio: $6.9 Billion (2) Total Portfolio: $7.0 Billion (2) 56% 29% 6% 4% 4% Consolidated RMBS & Loans Agency RMBS Non-Agency Subordinate Non-Agency Senior IO Cash and Cash Equivalents(1) 55% 29% 7% 3% 5% 1% Consolidated RMBS & Loans Agency RMBS Non-Agency Subordinate Non-Agency Senior IO Cash and Cash Equivalents Non-Agency Senior(1)

Information is unaudited, estimated and subject to change. GAAP Financing Sources: Quarter Over Quarter Comparison (1) Consists of tranches of RMBS and loan securitizations sold to third parties. December 31, 2013 September 30, 2013 Total Financing: $3.3 Billion Total Financing: $3.3 Billion (1) (1) 51% 49% Repurchase Agreements, Agency RMBS Non-Recourse Liabilities of Consolidated RMBS and Loans48% 52% Repurchase Agreements, Agency RMBS Non-Recourse Liabilities of Consolidated RMBS and Loans

Information is unaudited, estimated and subject to change. Maturity Principal Balance Weighted Average Rate Weighted Average Days 2 to 30 days $644,332 0.40% 31 to 59 days 606,945 0.43% 90 to 119 days 129,049 0.47% 120 to 360 days 278,235 0.58% Total $1,658,561 0.44% 58 Coupon Current Face Weighted Average Price Weighted Average CPR 3.00% $132,755 96.24 6.2 3.50% 278,043 106.42 5.7 4.00% 803,994 106.19 4.4 4.50% 594,338 102.94 11.8 5.50% 78,981 103.13 18.4 7.00% 10,020 103.26 72.1 Totals $1,898,131 Agency & Repo Summary Agency Pass-Throughs – As of December 31, 2013 Repo Days to Maturity - As of December 31, 2013 Agency Pass-Throughs – As of September 30, 2013 Repo Days to Maturity - As of September 30, 2013 Maturity Principal Balance Weighted Average Rate Weighted Average Days 2 to 30 days $725,407 0.39% 31 to 59 days 654,992 0.40% 90 to 119 days 23,475 0.43% 120 to 360 days 185,451 0.58% Total $1,589,325 0.42% 58 ($ in thousands) Coupon Current Face Weighted Average Price Weighted Average CPR 3.00% $99,705 96.46 1.0 3.50% 285,021 106.42 7.5 4.00% 821,551 106.16 9.0 4.50% 614,367 102.93 14.0 5.50% 86,998 103.13 31.0 7.00% 12,378 103.26 51.9 Totals $1,920,020

Interest Rate Sensitivity

($ in thousands)

Agency Pass-Through Portfolio and Swap Book

Description		-50 basis points	Unchanged	+50 basis points	+100 basis points
Agency	Market Value	$2,009,845	$1,961,268	$1,907,651	$1,850,512
	MTM Gain	48,577	0	(53,617)	(110,756)
	Percentage Change	2.5%		(2.7)%	(5.6)%
Swaps	Current Face	$1,355,000	$1,355,000	$1,355,000	$1,355,000
	MTM Gain	(13,979)	0	13,761	27,308
	Percentage Change	(1.0)%		1.0%	2.0%
Futures	Current Face	$550,000	$550,000	$550,000	$550,000
	MTM Gain	(17,075)	0	16,751	33,016
	Percentage Change	(3.1)%		3.0%	6.0%
Net Gain / (Loss)		$17,523	$0	($23,105)	($50,432)

Note: As of December 31, 2013.

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change.

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Consolidated Securitizations

($ in thousands)

			At Origination			As of December 31, 2013		
Vintage	Deal	Type	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2012	Whole Loan Securitization	CSMC - 2012-CIM1	$741,939	$707,810	$34,129	$235,879	203,127	32,752
2012	Whole Loan Securitization	CSMC - 2012-CIM2	425,091	404,261	20,830	162,118	141,843	20,275
2012	Whole Loan Securitization	CSMC - 2012-CIM3	329,886	305,804	24,082	248,704	226,257	22,447
2010	RMBS Securitization	CSMC - 2010-1R	1,730,581	691,630	1,038,951	933,259	118,466	814,793
2010	RMBS Securitization	CSMC - 2010-12R	1,239,176	435,177	803,999	735,171	56,356	678,815
2010	RMBS Securitization	CSMC - 2010-11R	566,571	332,299	234,272	374,583	151,032	223,551
2009	RMBS Securitization	CSMC - 2009-12R	1,730,698	915,566	815,132	846,117	241,344	604,773
2009	RMBS Securitization	JPMRR - 2009-7	1,522,474	856,935	665,539	768,441	311,074	457,367
2009	RMBS Securitization	JMAC - 2009-R2	281,863	192,500	89,363	135,866	68,259	67,607
2008	Whole Loan Securitization	PHH - 2008-CIM1	619,710	549,142	70,568	119,147	97,396	21,751
			$9,187,989	**$5,391,124**	**$3,796,865**	**$4,559,285**	**$1,615,154**	**$2,944,131**
					% of origination remaining	*50%*	*30%*	*78%*

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change.

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Information is unaudited, estimated and subject to change. Consolidated RMBS – Retained Tranche Performance Weighted Average Loan To Value % Weighted Average FICO Score Weighted Average Loan Size Weighted Average Owner Occupied % ($ in thousands) 68.0%69.0%70.0%71.0%72.0%73.0%74.0%75.0%Jun-10Sep-10Dec-10Mar-11Jun-11Sep-11Dec-11Mar-12Jun-12Sep-12Dec-12Mar-13Jun-13Sep-13Dec-13675680685690695700705710715720725 Jun-10Sep-10Dec-10Mar-11Jun-11Sep-11Dec-11Mar-12Jun-12Sep-12Dec-12Mar-13Jun-13Sep-13Dec-1381.0%81.5%82.0%82.5%83.0%83.5%84.0%84.5%85.0%Jun-10Sep-10Dec-10Mar-11 Jun-11Sep-11Dec-11Mar-12Jun-12Sep-12Dec-12Mar-13Jun-13Sep-13Dec-13$360$370$380$390$400$410$420$430$440Jun-10Sep-10Dec-10Mar-11Jun-11Sep-11Dec-11Mar-12Jun-12Sep-12Dec-12 Mar-13Jun-13Sep-13Dec-13

Consolidated RMBS – Retained Tranches Performance



Weighted Average Delinquency Pipeline
40%
35%
30%
25%
20%
15%
10%
5%
0%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
WA 60+ Day Delinq
WA 90+ Day Delinq



Weighted Average 12 month Severity
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13



Weighted Average CPR and VPR
20%
15%
10%
5%
0%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
WA 3M CPR
WA 3M VPR

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
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